Kramer, Levin, Naftalis & Frankel
                               919 Third Avenue
                           New York, NY 10022-9100





                                          September 10, 1997




Oppenheimer Real Asset Fund
6803 South Tuscon Way
Englewood, CO  80112

Gentlemen & Ladies:

            We hereby consent to the reference to our firm as Special Counsel in Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Oppenheimer Real Asset Fund (File Nos. 333-14087; 811-7857).

                                          Very truly yours,



                                          /s/Kramer, Levin, Naftalis & Frankel
                                             Kramer, Levin, Naftalis & Frankel